UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 25, 2015

Patterson-UTI Energy, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22664	75-2504748
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

450 Gears Road, Suite 500, Houston, Texas		77067
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	281-765-7100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 25, 2015, Cloyce Talbott, who co-founded Patterson-UTI Energy, Inc. (the "Company") and has served as a director since 1978, informed the Board of Directors (the "Board") of his intention to retire from the Board at the expiration of his current term and not to stand for re-election at the Company’s 2015 Annual Meeting of Stockholders. Mr. Talbott’s decision to retire was not due to any disagreement with the Company on any matters relating to the Company’s operations, policies or practices.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is furnished herewith:

99.1 Press Release Announcing Retirement of Cloyce Talbott dated March 3, 2015

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Patterson-UTI Energy, Inc.

March 3, 2015	By:	John E. Vollmer III

Name: John E. Vollmer III
Title: Senior Vice President - Corporate Development, Chief Financial Officer and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release Announcing Retirement of Cloyce Talbott dated March 3, 2015